UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2022

PLANET 13 HOLDINGS INC.
(Exact name of registrant as specified in its charter)

British Columbia	000-56374	83-2787199
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2548 West Desert Inn Road, Suite 100
Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

(702)815-1313

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting (“Meeting”) of shareholders (“Shareholders”) of Planet 13 Holdings Inc. (the “Company”) was held on Wednesday, July 27, 2022.

Proxies for the Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. At the Meeting, the Company’s Shareholders voted on two proposals. The proposals are described in detail in the Company’s Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on June 17, 2022 (the “Proxy Statement”).

A brief description and the final vote results for the proposals follow.

(1) To elect four directors for the ensuing year to hold office until the close of business of the next annual meeting of Shareholders or until their successors are elected or appointed.

Nominee	For	Withheld	Broker Non-Votes
Robert Groesbeck	90,131,216	889,733	47,152,137
Larry Scheffler	90,117,510	903,439	47,152,137
Michael Harman	90,587,601	433,348	47,152,137
Adrienne O’Neal	90,450,730	570,219	47,152,137

As a result, each nominee was elected to serve as a director on the Company’s Board of Directors for a term expiring at the next annual meeting of Shareholders or until his or her successor is elected or appointed.

(2) To reappoint Davidson & Company LLP as auditors of the Company for the ensuing year and authorize the directors to fix the remuneration to be paid to the auditors.

For	Withheld
136,795,378	1,377,708

As a result, the Company’s Shareholders reappointed Davidson & Company LLP as auditors of the Company for the ensuing year and authorized the directors to fix remuneration to be paid to the auditors.

A copy of the press release dated July 28, 2022, regarding the results of the Meeting is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated July 28, 2022.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET 13 HOLDINGS INC.

Date: August 8, 2022	By:	/s/ Robert Groesbeck
	Name:	Robert Groesbeck
	Title:	Co-Chief Executive Officer
By:	/s/ Larry Scheffler
Name:	Larry Scheffler
Title:	Co-Chief Executive Officer

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